Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,247,857.08
Previously Paid Amount	3,262.61
Total Fee Amount	586.63
Total Offset Amount	0.00
Net Fee	$ 0.00